UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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GREAT-WEST FUNDS, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GREAT-WEST FUNDS, INC.

Important Proxy Materials
PLEASE CAST YOUR VOTE NOW

December 15, 2014

Dear Shareholder,

We are writing to inform you of the upcoming special meeting of shareholders of Great-West Funds, Inc. (“Great-West Funds”) to vote on an important matter affecting Great-West Funds. The meeting will be held on February 18, 2015 at 8515 East Orchard Road, Greenwood Village, Colorado 80111 at 10:30 a.m. Mountain Time.

We are asking shareholders to approve an administrative services agreement with Great-West Life & Annuity Insurance Company (“GWL&A”). The question and answer section that follows discusses the proposal. The proxy statement itself provides greater detail about the proposal. The Board of Directors of Great-West Funds recommends that you read the enclosed materials carefully and vote FOR the proposal.

You may vote in person at the meeting or choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting):

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone: Call the toll-free number shown on your proxy card and follow the recorded instructions.

Thank you for your response and your continued investment in Great-West Funds.

Sincerely,

/s/ Charles P. Nelson
Charles P. Nelson
President & Chief Executive Officer
Great-West Funds, Inc.

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

PROPOSAL – TO APPROVE AN ADMINISTRATIVE SERVICES AGREEMENT BETWEEN GREAT-WEST FUNDS AND GWL&A

Q.    Why am I being asked to approve an administrative services agreement?

A.
Great-West Funds is proposing to change the way in which administrative services fees are paid for the series of Great-West Funds that operate as funds-of-funds (each, a “Fund”, and collectively, the “Funds”). The Funds seek to achieve their investment objective by investing primarily in shares of other mutual funds (each, an “Underlying Fund,” and collectively, the “Underlying Funds”). Currently, there are no administrative services fees paid by shareholders of the Funds. Instead, the Funds invest in share classes of Underlying Funds that pay an administrative services or similar fee. Such fees are ultimately paid to GWL&A, which provides administrative services for the Funds.

It is proposed that the applicable share classes of the Funds include an administrative services fee that would be paid directly by the applicable share classes of the Funds to GWL&A. Since administrative services would be paid by the Funds themselves (as opposed to the Underlying Funds paying for such administrative services), the Funds would then invest in different, less expensive share classes of the Underlying Funds that do not include an administrative services or similar fees. Thus, the administrative services fee would be charged by the Funds and not the Underlying Funds, and the end result would be the same. The overall fees and expenses that you pay as a shareholder of a Fund are not expected to increase as a result of the implementation of the administrative services agreement.

Q.	How would the new administrative services agreement affect my investment in a Fund and the fees and expenses I pay as a shareholder of the Fund?

A.
The implementation of the administrative services agreement will not affect your investment in your Fund. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the implementation of the administrative services agreement.

The overall fees and expenses that you pay as a shareholder of a Fund are not expected to increase as a result of the implementation of the administrative services agreement. The Funds will not bear any portion of the costs associated with the proxy statement.

Q.    How does the Board of Directors recommend that I vote?

A.    The Board unanimously recommends that shareholders vote FOR the proposal.

Q.	What will happen if the administrative services agreement is not approved by the shareholders?

A.
If shareholders of a Fund do not approve the administrative services agreement, the administrative services agreement will not become effective and the existing fee structure and payments for administrative services would remain unchanged with respect to such Fund.

VOTING INFORMATION

Q.	Who is eligible to vote for the proposal?

A.	Any person who owned shares of an affected Fund (directly or beneficially) on the “record date,” which is November 22, 2014 (even if that person has since sold those shares), is eligible to vote.

Q.	How can I vote?

A.	You may vote in any of four ways:

•	Through the Internet. Please follow the instructions on your proxy card.

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By mailing in your proxy card.

•	In person at the meeting in Greenwood Village, Colorado on February 18, 2015.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS

GREAT-WEST FUNDS, INC.

Great-West Lifetime 2015 Fund I	Great-West SecureFoundation® Lifetime 2025 Fund
Great-West Lifetime 2015 Fund II	Great-West SecureFoundation® Lifetime 2030 Fund
Great-West Lifetime 2015 Fund III	Great-West SecureFoundation® Lifetime 2035 Fund
Great-West Lifetime 2025 Fund I	Great-West SecureFoundation® Lifetime 2040 Fund
Great-West Lifetime 2025 Fund II	Great-West SecureFoundation® Lifetime 2045 Fund
Great-West Lifetime 2025 Fund III	Great-West SecureFoundation® Lifetime 2050 Fund
Great-West Lifetime 2035 Fund I	Great-West SecureFoundation® Lifetime 2055 Fund
Great-West Lifetime 2035 Fund II	Great-West Conservative Profile I Fund
Great-West Lifetime 2035 Fund III	Great-West Moderately Conservative Profile I Fund
Great-West Lifetime 2045 Fund I	Great-West Moderate Profile I Fund
Great-West Lifetime 2045 Fund II	Great-West Moderately Aggressive Profile I Fund
Great-West Lifetime 2045 Fund III	Great-West Aggressive Profile I Fund
Great-West Lifetime 2055 Fund I	Great-West Conservative Profile II Fund
Great-West Lifetime 2055 Fund II	Great-West Moderately Conservative Profile II Fund
Great-West Lifetime 2055 Fund III	Great-West Moderate Profile II Fund
Great-West SecureFoundation® Balanced Fund	Great-West Moderately Aggressive Profile II Fund
Great-West SecureFoundation® Lifetime 2015 Fund	Great-West Aggressive Profile II Fund
Great-West SecureFoundation® Lifetime 2020 Fund

(the “Fund(s)”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on February 18, 2015

Dear Shareholder:

You are hereby notified that Great-West Funds, Inc. (“Great-West Funds”) will hold a special meeting of shareholders (the “Meeting”) of the Funds at 8515 East Orchard Road, Greenwood Village, Colorado 80111 on Wednesday, February 18, 2015 at 10:30 a.m. Mountain Time. The Meeting is being held so that shareholders can consider the following proposal and transact such other business as may be properly brought before the meeting:

To approve an administrative services agreement between Great-West Funds, Inc. and Great-West Life & Annuity Insurance Company

Shareholders of record of the Funds at the close of business on the record date, November 22, 2014, are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Shareholders of the Funds and owners of certain variable annuity contracts, variable life insurance policies, individual retirement accounts, and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest (including fractional interest) in the Funds. The Notice of Meeting of Shareholders, proxy statement and proxy card is being mailed on or about December 15, 2014.

You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote one of three ways:

1.
By telephone:    Please call the toll-free number listed on your proxy card and follow the instructions. Please have your proxy card available. Votes submitted via telephone must be received by 11:59 p.m., Mountain Time, on February 17, 2015.

2.
By Internet:    Visit www.proxyvote.com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Mountain Time, on February 17, 2015.

3.
By mail:    Return your signed and dated proxy in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

For any questions regarding the proxy materials or for questions about how to vote your shares, please call our proxy information line toll-free 1-855-976-3326. Representatives are available to assist you Monday through Friday 9:30 a.m. to 10 p.m. Eastern Standard Time.

The enclosed proxy is being solicited by the Board of Directors of Great-West Funds. Thank you for taking the time to review these materials and for voting your shares.

By Order of the Board of Directors

/s/ Ryan L. Logsdon
Ryan L. Logsdon
Assistant Vice President, Counsel & Secretary
Great-West Funds, Inc.

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Just follow the simple instructions that appear on your proxy card. Please help reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today. If you wish to attend the meeting and vote your shares in person at the meeting at that time, you will still be able to do so.

GREAT-WEST FUNDS, INC.

Great-West Lifetime 2015 Fund I	Great-West SecureFoundation® Lifetime 2025 Fund
Great-West Lifetime 2015 Fund II	Great-West SecureFoundation® Lifetime 2030 Fund
Great-West Lifetime 2015 Fund III	Great-West SecureFoundation® Lifetime 2035 Fund
Great-West Lifetime 2025 Fund I	Great-West SecureFoundation® Lifetime 2040 Fund
Great-West Lifetime 2025 Fund II	Great-West SecureFoundation® Lifetime 2045 Fund
Great-West Lifetime 2025 Fund III	Great-West SecureFoundation® Lifetime 2050 Fund
Great-West Lifetime 2035 Fund I	Great-West SecureFoundation® Lifetime 2055 Fund
Great-West Lifetime 2035 Fund II	Great-West Conservative Profile I Fund
Great-West Lifetime 2035 Fund III	Great-West Moderately Conservative Profile I Fund
Great-West Lifetime 2045 Fund I	Great-West Moderate Profile I Fund
Great-West Lifetime 2045 Fund II	Great-West Moderately Aggressive Profile I Fund
Great-West Lifetime 2045 Fund III	Great-West Aggressive Profile I Fund
Great-West Lifetime 2055 Fund I	Great-West Conservative Profile II Fund
Great-West Lifetime 2055 Fund II	Great-West Moderately Conservative Profile II Fund
Great-West Lifetime 2055 Fund III	Great-West Moderate Profile II Fund
Great-West SecureFoundation® Balanced Fund	Great-West Moderately Aggressive Profile II Fund
Great-West SecureFoundation® Lifetime 2015 Fund	Great-West Aggressive Profile II Fund
Great-West SecureFoundation® Lifetime 2020 Fund

(the “Fund(s))

PROXY STATEMENT

Executive Offices: 8515 East Orchard Road
Greenwood Village, Colorado 80111

Mailing Address: P.O. Box 1700
Denver, Colorado 80201

SPECIAL MEETING OF SHAREHOLDERS
February 18, 2015

Introduction
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Great-West Funds, Inc. (“Great-West Funds”), a Maryland corporation, to be voted at the Special Meeting of Shareholders of the Funds (the “Meeting”), to be held at 8515 East Orchard Road, Greenwood Village, Colorado 80111, on Wednesday, February 18, 2015 at 10:30 a.m. Mountain Time.

You will find this proxy statement divided into three parts:

Part 1	Provides details on the proposal to approve an administrative services agreement between Great-West Funds and Great-West Life & Annuity Insurance Company (“GWL&A”)
Part 2    Provides information about ownership of shares of the Funds
Part 3    Provides information on proxy voting and the operation of the Meeting

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card will be mailed beginning on or about December 15, 2014.

The Board of Great-West Funds has fixed the close of business on November 22, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”). Shareholders of the Funds include insurance company separate accounts, owners of individual retirement accounts, qualified retirement plans, and Great-West Capital Management, LLC (“GWCM”), which provided initial capital for certain of the Funds. Only shareholders of the Funds and variable contract owners with contract values allocated to a separate account sub-account that invests in a Fund (“Contract Owners”) are eligible to vote or provide voting instructions.

Summary of Proposal
You are being asked to consider and vote on one proposal. The proposal is as follows:

Proposal	Funds and Share Classes Affected
1. To approve an administrative services agreement between Great-West Funds and GWL&A
Great-West Lifetime 2015 Fund I – Class T, T1 & L
Great-West Lifetime 2015 Fund II – Class T, T1 & L
Great-West Lifetime 2015 Fund III – Class T, T1 & L
Great-West Lifetime 2025 Fund I – Class T, T1 & L
Great-West Lifetime 2025 Fund II – Class T, T1 & L
Great-West Lifetime 2025 Fund III – Class T, T1 & L
Great-West Lifetime 2035 Fund I – Class T, T1 & L
Great-West Lifetime 2035 Fund II – Class T, T1 & L
Great-West Lifetime 2035 Fund III – Class T, T1 & L
Great-West Lifetime 2045 Fund I – Class T, T1 & L
Great-West Lifetime 2045 Fund II – Class T, T1 & L
Great-West Lifetime 2045 Fund III – Class T, T1 & L
Great-West Lifetime 2055 Fund I – Class T, T1 & L
Great-West Lifetime 2055 Fund II – Class T, T1 & L
Great-West Lifetime 2055 Fund III – Class T, T1 & L
Great-West SecureFoundation® Balanced Fund – Class G, G1 and L
Great-West SecureFoundation® Lifetime 2015 Fund – Class G, G1 and L
Great-West SecureFoundation® Lifetime 2020 Fund – Class G, G1 and L
Great-West SecureFoundation® Lifetime 2025 Fund – Class G, G1 and L
Great-West SecureFoundation® Lifetime 2030 Fund – Class G, G1 and L
Great-West SecureFoundation® Lifetime 2035 Fund – Class G, G1 and L
Great-West SecureFoundation® Lifetime 2040 Fund – Class G, G1 and L
Great-West SecureFoundation® Lifetime 2045 Fund – Class G, G1 and L
Great-West SecureFoundation® Lifetime 2050 Fund – Class G, G1 and L
Great-West SecureFoundation® Lifetime 2055 Fund – Class G, G1 and L
Great-West Conservative Profile I Fund – Initial Class and Class L
Great-West Moderately Conservative Profile I Fund – Initial Class and Class L
Great-West Moderate Profile I Fund – Initial Class and Class L
Great-West Moderately Aggressive Profile I Fund – Initial Class and Class L
Great-West Aggressive Profile I Fund – Initial Class and Class L
Great-West Conservative Profile II Fund – Initial Class and Class L
Great-West Moderately Conservative Profile II Fund – Initial Class and Class L
Great-West Moderate Profile II Fund – Initial Class and Class L
Great-West Moderately Aggressive Profile II Fund – Initial Class and Class L
Great-West Aggressive Profile II Fund – Initial Class and Class L

2. To consider and act upon any other business that may properly come before the Meeting or any adjournment thereof	All Funds

The Board, including all of the Directors who are not “interested persons” of Great-West Funds, recommends that shareholders vote FOR the proposal.

Fund Service Providers
The investment adviser to Great-West Funds is GWCM. The principal underwriter of Great-West Funds is GWFS Equities, Inc. (“GWFS”). GWL&A provides certain record keeping and administrative services for Great-West Funds on behalf of GWCM pursuant to an administrative services agreement between GWL&A and GWCM (the “GWCM Administrative Services Agreement”). If the proposal is approved, GWL&A will provide the same services pursuant to an administrative services agreement between GWL&A and Great-West Funds. GWCM and GWFS are subsidiaries of GWL&A and are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

PART 1
DESCRIPTION OF PROPOSAL TO APPROVE AN ADMINISTRATIVE SERVICES AGREEMENT BETWEEN GREAT-WEST FUNDS AND GWL&A

Great-West Funds is proposing to change the way in which administrative services fees are paid by the Funds. As such, shareholders are being asked to approve an administrative services agreement between Great-West Funds and GWL&A (the “Administrative Services Agreement”).

Each of the Funds is a “fund-of-funds,” which means each Fund seeks to achieve its investment objective by investing primarily in shares of other mutual funds (each, an “Underlying Fund,” and, collectively, the “Underlying Funds”).

Currently, there are no administrative services fees paid directly by the Funds. Each Fund pays a management fee to GWCM, as well the pro-rata portion of the total annual fund operating expenses of the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”). In addition, for those share classes of the Funds that include a 12b-1 fee, the share classes of the Funds pay the applicable 12b-1 fee. The combination of a Fund's management fees, Underlying Fund fees and, as applicable, 12b-1 fees result in the ultimate fee paid by the Fund, which is referred to as the Fund’s total annual fund operating expenses (the “Expense Ratio”).

Even though the Funds do not directly pay an administrative services fee, GWL&A provides administrative services for the Funds pursuant to the GWCM Administrative Services Agreement. As currently structured, the administrative services fees are paid by the Underlying Funds. For each of the Underlying Funds that are series of Great-West Funds (the “GW Underlying Funds”), GWCM pays GWL&A an administrative services fee equal to 0.35% of the average daily net asset value of the shares of each of the applicable GW Underlying Funds. For the Underlying Funds that are not series of Great-West Funds (the “Non-GW Underlying Funds”), an affiliate of the Non-GW Underlying Fund pays administrative services fees or similar fees ranging from 0.25% to 0.55% to GWFS, which then pays such fees to GWL&A for the administrative services it provides. The administrative services fees described above that are paid by GWCM for the GW Underlying Funds and by affiliates of the Non-GW Underlying Funds are collectively referred to as the “Underlying Fund Administrative Services Fees.”

If shareholders approve the Administrative Services Agreement, the applicable share classes of each Fund will pay an administrative services fee of 0.35% to GWL&A for the administrative services it provides. Further, if the Administrative Services Agreement is approved, the Funds would no longer invest in share classes of Underlying Funds that include Underlying Fund Administrative Services Fees, but would instead invest in less expensive share classes of the Underlying Funds that include no such fees. As a result, the Underlying Fund Fees would be reduced by an amount that approximates the 0.35% administrative services fee that will be paid by the applicable share classes of the Funds pursuant to the Administrative Services Agreement.

Current Fee Structure
As an example of how approval of the Administrative Services Agreement would impact the fee structure of the Funds, the current fee structure for the Great-West Lifetime 2035 Fund II is set forth below. The Great-West Lifetime 2035 Fund II is a representative example of how the fee structure for the Funds will change as a result of the implementation of the Administrative Services Agreement. Based on the estimated Acquired Fund Fees and Expenses for your Fund, Total Annual Fund Operating Expenses may differ from the Great-West Lifetime 2035 Fund II.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.86%	0.86%	0.86%
Total Annual Fund Operating Expenses[2]	0.98%	1.08%	1.23%
1 Expenses are as of September 30, 2014.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable annuity contract, variable life insurance policy, individual retirement account, qualified retirement plan or college savings program (collectively, “Permitted Accounts”). If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2035 Fund II	1 Year	3 Years	5 Years	10 Years
Class T	$100	$312	$542	$1,201
Class T1	$110	$343	$595	$1,317
Class L	$125	$390	$676	$1,489

Proposed Fee Structure
If the Administrative Services Agreement is approved, the new fee structure for the Great-West Lifetime 2035 Fund II will be as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Total Other Expenses	0.35%	0.35%	0.35%
Administrative Services Fee	0.35%	0.35%	0.35%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses[2]	0.95%	1.05%	1.20%
1 The Acquired Fund Fees and Expenses are estimated for 2015.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2035 Fund II	1 Year	3 Years	5 Years	10 Years
Class T	$97	$303	$525	$1,166
Class T1	$107	$334	$579	$1,283
Class L	$122	$381	$660	$1,455

As demonstrated above, if the Administrative Services Agreement is approved, an administrative services fee of 0.35% will be added to the applicable share classes of the Funds while the Acquired Fund Fees and Expenses will be reduced by approximately 0.35%. The Expense Ratio that your Fund pays is not expected to increase as a result of implementation of the Administrative Services Agreement. Please note that the Acquired Fund Fees and Expenses vary over time based on then-current allocations of the Funds among the Underlying Funds and the then-current expense ratios of the Underlying Funds, which vary over time based on numerous factors. As such, the Acquired Fund Fees and Expenses of the Funds are not guaranteed to remain at the estimated amounts set forth above.

The purpose of the proposal is to restructure the Funds’ expenses by moving the administrative services fees from the Underlying Funds to the Funds. As explained in greater detail below, moving the administrative services fees from the Underlying Funds to the Funds will ultimately provide GWCM with a broader array of mutual fund options to choose from when selecting Non-GW Underlying Funds for the Funds.

Approval of Administrative Services Agreement and Impact on GWCM’s Selection of Non-GW Underlying Funds

The Funds currently invest in Non-GW Underlying Funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”). Section 12(d)(1)(F) limits the aggregate ownership of the Funds and certain of their affiliates to 3% of the outstanding shares of each Non-GW Underlying Fund. As a result, when selecting Non-GW Underlying Funds, GWCM is limited to mutual funds with large asset bases that can absorb the Funds’ aggregate purchases without exceeding the 3% limit. As described further below, approval of the Administrative Services Agreement, along with the exemptive relief described below, will result in the Funds being able to invest in Non-GW Underlying Funds in excess of the 3% limit of Section 12(d)(1)(F). The result is that GWCM will have more mutual funds to choose from when selecting Non-GW Underlying Funds.

On October 20, 2014, Great-West Funds obtained an order from the U.S. Securities and Exchange Commission (the “Order”) that permits the Funds to invest in unaffiliated mutual funds in excess of the limits of Section 12(d)(1). One of the conditions that GWCM and the Funds must comply with in order to rely on the Order is that neither GWCM nor its affiliates may receive Underlying Fund Administrative Services Fees from the Non-GW Underlying Funds. As described above, if the Administrative Services Agreement is approved, the Funds will no longer invest in Non-GW Underlying Funds that pay Underlying Fund Administrative Services Fees. As a result, the Funds will be able to invest in Non-GW Underlying Funds in compliance with the Order and in excess of the 3% limit of Section 12(d)(1)(F), which as described above, provides GWCM with more mutual funds to choose from when selecting Non-GW Underlying Funds.

Description of Administrative Services Agreement
The following is a summary of the Administrative Services Agreement. This summary is qualified in its entirety by reference to the Administrative Services Agreement, which is attached hereto in Appendix A.

The parties to the proposed Administrative Services Agreement are Great-West Funds, on behalf of each fund identified therein, and GWL&A. If approved at the Meeting, the Administrative Services Agreement will be effective on May 1, 2015. The Administrative Services Agreement provides that GWL&A will provide the following administrative and recordkeeping services for account holders of the Funds, which include those who invest in the Funds through variable annuity contracts, variable life insurance policies, individual retirement accounts, qualified retirement plans, college savings programs and other account holders (“Account Holders”):

•	Maintain a record of the number of Fund shares held by each Account Holder;

•
Perform the required sub-accounting necessary to record retirement plan participant interests in a retirement plan, including the name, address, and taxpayer identification number of each such retirement plan participant and any other records required by a plan;

•	Investigate all inquiries from authorized plan representatives or other Account Holders relating to shares held;

•
Record the ownership interest of Account Holders with respect to Fund shares and maintain a record of the total number of shares which are so issued to Account Holders, based on data provided to GWL&A by Great-West Funds or its designee; and

•	Notify Great-West Funds, or its agent, if discrepancies arise between the records GWL&A maintains for Account Holders and the information GWL&A is provided by Great-West Funds or its designee.

In exchange for the services to be provided by GWL&A to Account Holders, each applicable class of a Fund will pay GWL&A a monthly fee equal to 0.35% of the average daily net asset value of such class.

The services to be provided by GWL&A pursuant to the Administrative Services Agreement are the same services GWL&A currently provides pursuant to the GWCM Administrative Services Agreement. The GWCM Administrative Services Agreement will terminate on April 30, 2015 with respect to each Fund that approves the Administrative Services Agreement.

Board Considerations
The Board, including the Directors who are not “interested persons” of Great-West Funds (as defined in the 1940 Act), considered management’s proposal to restructure the Funds’ expenses at a meeting held on September 24, 2014. In determining to approve the Administrative Services Agreement, the Board considered that the services to be provided by GWL&A pursuant to the Administrative Services Agreement are the same services GWL&A currently provides pursuant to the GWCM Administrative Services Agreement. The Board also considered that a Fund’s Expense Ratio is not expected to increase as a result of implementation of the Administrative Services Agreement. The Board noted that each Fund’s Expense Ratio had been deemed reasonable by the Board. The Board also noted management's representations that, if the proposal is approved, GWCM will have more mutual funds to choose from when selecting Non-GW Underlying Funds, as described in greater detail above under the section entitled "Approval of Administrative Services Agreement and Impact on GWCM's Selection of Non-GW Underlying Funds."
The Board unanimously recommends that shareholders of each Fund approve the Administrative Services Agreement.
Vote Required
With respect to each Fund, approval of the Administrative Services Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at the shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present at the meeting in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

PART 2
INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUNDS

Outstanding Shares
As of November 22, 2014, the Funds had the following number of shares of common stock outstanding:

Fund	Total Outstanding Shares
Great-West Lifetime 2015 Fund I	15,758,431.673
Great-West Lifetime 2015 Fund II	73,990,412
Great-West Lifetime 2015 Fund III	3,980,573.694
Great-West Lifetime 2025 Fund I	21,230,421.182

Great-West Lifetime 2025 Fund II	107,392,406.328
Great-West Lifetime 2025 Fund III	6,603,520.856
Great-West Lifetime 2035 Fund I	15,340,451.724
Great-West Lifetime 2035 Fund II	77,526,021.057
Great-West Lifetime 2035 Fund III	5,759,067.427
Great-West Lifetime 2045 Fund I	7,756,257.07
Great-West Lifetime 2045 Fund II	38,854,766.048
Great-West Lifetime 2045 Fund III	3,399,746.751
Great-West Lifetime 2055 Fund I	2,470,238.681
Great-West Lifetime 2055 Fund II	10,514,368.839
Great-West Lifetime 2055 Fund III	595,456.824
Great-West SecureFoundation® Balanced Fund	10,964,753.145
Great-West SecureFoundation® Lifetime 2015 Fund	6,404,968.955
Great-West SecureFoundation® Lifetime 2020 Fund	2,216,650.104
Great-West SecureFoundation® Lifetime 2025 Fund	5,786,339.442
Great-West SecureFoundation® Lifetime 2030 Fund	2,572,009.286
Great-West SecureFoundation® Lifetime 2035 Fund	4,862,576.035
Great-West SecureFoundation® Lifetime 2040 Fund	1,522,201.031
Great-West SecureFoundation® Lifetime 2045 Fund	1,906,202.367
Great-West SecureFoundation® Lifetime 2050 Fund	632,756.37
Great-West SecureFoundation® Lifetime 2055 Fund	268,818.630
Great-West Conservative Profile I Fund	5,129,665.561
Great-West Moderately Conservative Profile I Fund	8,881,171.576
Great-West Moderate Profile I Fund	20,496,801.415
Great-West Moderately Aggressive Profile I Fund	16,086,700.362
Great-West Aggressive Profile I Fund	8,225,096.213
Great-West Conservative Profile II Fund	45,511,159.965
Great-West Moderately Conservative Profile II Fund	14,851,524
Great-West Moderate Profile II Fund	138,682,535.401
Great-West Moderately Aggressive Profile II Fund	40,013,925.761
Great-West Aggressive Profile II Fund	80,576,278.847

Beneficial Ownership
Holders of shares of each Fund on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares), with no shares having cumulative voting rights.

As of the Record Date, no persons other than the persons identified in the table set forth in Appendix B were entitled to provide voting instructions with respect to 5% or more of a Fund’s outstanding shares. Other than as indicated in the table in Appendix B, the address of each beneficial owner entitled to provide voting instructions with respect to 5% or more of a Fund's outstanding shares is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares of each Fund held by these respective entities and the percentage of the total shares outstanding as of November 22, 2014, are set forth in the table in Appendix B.
As of November 22, 2014, the Directors and officers of Great-West Funds, as a group, beneficially owned less than 1% of the outstanding shares of the Funds. As of the Record Date, the individuals listed below beneficially owned shares of the Funds set forth in the table below through a qualified retirement plan. No other Director or executive officer of Great-West Funds, individually, or as a group, beneficially owned any shares of the Funds. The address of each Director and executive officer of Great-West Funds is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

MANAGEMENT OWNERSHIP
(HOLDING ANY OUTSTANDING SHARES OF A FUND
AS OF NOVEMBER 22, 2014)

Individual:	Fund:	Number of shares outstanding:	Number of shares held by individual:	Percentage of total shares outstanding held by individual:
Beverly A. Byrne	Great-West S&P Small Cap 600® Index Fund	56,371,087.895	1,359.662	0.0024%
John A. Clouthier	Great-West Loomis Sayles Bond Fund	56,247,635.383	498.424	0.0009%
Ryan L. Logsdon	Great-West Loomis Sayles Bond Fund	56,247,635.383	454.303	0.0008%
Mary C. Maiers	Great-West S&P Small Cap 600® Index Fund	56,371,087.895	336.205	0.0006%
David G. McLeod	Great-West S&P Small Cap 600® Index Fund	56,371,087.895	1,924.597	0.0034%
David G. McLeod	Great-West U.S. Government Mortgage Securities Fund	24,995,465.952	789.338	0.0032%
Joel L. Terwilliger	Great-West S&P Small Cap 600® Index Fund	56,371,087.895	1,319.490	0.0023%
Charles Nelson	Great-West Loomis Sayles Bond Fund	56,247,635.383	621.968	0.0011%
Charles Nelson	Great-West S&P Small Cap 600® Index Fund	56,371,087.895	938.549	0.0017%
Charles Nelson	Great-West U.S. Government Mortgage Securities Fund	24,995,465.952	1,252.455	0.005%

PART 3
PROXY VOTING AND OPERATION OF THE MEETING

Shareholders of the Funds
Shares of the Funds may be sold to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, to custodians or trustees of individual retirement accounts, and to qualified retirement plans that have purchased variable contracts. Shares of the Funds are also sold directly to qualified retirement plans and college savings programs.

Contract Owners of contracts issued through the following separate accounts (the “Separate Accounts”) of GWL&A, Great-West Life & Annuity Insurance Company of New York (“GWL&ANY”), or New

England Life Insurance Company (“NELICO”), who have allocated contract value to one or more of the Funds as of the Record Date, will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Fund.

Insurance Company	Separate Account (registered with the SEC as unit investment trusts)	Separate Accounts (not registered with the SEC)
GWL&A	COLI VUL-2 Series Account	COLI VUL-7 Series Account
	COLI VUL-4 Series Account	FutureFunds II Series Account
FutureFunds Series Account
Maxim Series Account
Variable Annuity-1 Series Account
Variable Annuity-2 Series Account
GWL&ANY	Variable Annuity-1 Series Account	FutureFunds II Series Account
Variable Annuity-2 Series Account
NELICO		TNE Series (k) Account

Qualified retirement plans and owners of certain individual retirement accounts that directly owned shares of the Funds on the Record Date will be entitled to vote with respect to their proportionate interest (including fractional interests) in each Fund as of the Record Date.

Voting Procedures
In accordance with applicable law, shares attributable to each of the Funds held in the Separate Accounts registered with the SEC will be voted based on instructions received from the Contract Owners who have allocated contract value to one or more Funds as of the Record Date. The number of votes that a Contract Owner has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a Separate Account) to the total number of votes attributable to such Fund. In determining the number of votes, fractional shares will be recognized. Shares attributable to each of the Funds held in the Separate Accounts that are not registered with the SEC will also be voted as described above based on instructions received from Contract Owners who have allocated contract value to one or more of the Funds as of the Record Date. Shares held in the Separate Accounts, whether or not registered, for which a Fund does not receive instructions and shares owned by GWCM, which provided initial capital to certain Funds, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of Contract Owners may determine the outcome of the shareholder vote(s).

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked. Unmarked proxies received from Contract Owners in the Separate Accounts will be voted in the same proportion as those proxies with voting instructions.

Voting instructions to abstain on the proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal (and therefore will have the effect of a vote against). A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Great-West Funds, Inc., 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111 with attention directed to the Secretary of Great-West Funds before the Meeting or by attending the Meeting.

In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Funds or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.

If shareholders of a Fund do not approve the Administrative Services Agreement, the Administrative Services Agreement will not become effective and the existing fee structure and payments for administrative services would remain unchanged with respect to such Fund.

Quorum and Adjournments of the Meeting
One-third of the outstanding shares entitled to vote at the Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. The presence of a quorum will be determined separately for each Fund. A quorum can be established by counting shares held by insurance company separate accounts, qualified retirement plans, and other shareholders that are present at the Meeting. If a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any or all proposals to permit further solicitation of proxies. The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. With respect to each Fund, an adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment if it is in the best interest of shareholders. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and such vote is otherwise appropriate.

Expenses of the Solicitation
The Funds will pay no expenses associated with this proxy solicitation. Such expenses will be paid by GWCM. Such proxy solicitation expenses are estimated to amount to $167,000.

Other Business
Management knows of no other business of Great-West Funds, other than that set forth in this Proxy Statement, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Shareholder Proposals
Great-West Funds does not generally hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by Great-West Funds in writing a reasonable amount of time before Great-West Funds solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Shareholder Communications
Shareholders of the Funds who want to communicate with the Board or any individual Director should write the applicable Fund to the attention of the Great-West Funds’ Secretary, Ryan Logsdon. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Director and so indicates, it will be sent only to that Director. If a communication does not indicate a specific Director, it will be sent to the chairman of the Board and the independent legal counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Financial Statements
Great-West Funds will furnish, without charge, a copy of a Fund’s most recent annual report for the fiscal year ended December 31, 2013 and the most recent semi-annual report, upon request to: Ryan Logsdon, 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111; (866) 831-7129.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Ryan L. Logsdon
Ryan L. Logsdon
Assistant Vice President, Counsel & Secretary

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS	(M79838-S26071)	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following Proposal:	FOR	AGAINST	ABSTAIN

1.To approve an administrative services agreement between Great-West Funds, Inc. and Great-West Life & Annuity Insurance Company	☐	☐	☐
2. To consider and act upon any other business that may properly come before the meeting or any adjournment thereof

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE DATE AND SIGN NAME(S) TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature (Please sign within box)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:
The Notice of Special Meeting and Proxy Statement is available at www.proxyvote.com.

GREAT WEST FUNDS, INC.

Proxy Ballot for Special Meeting of Shareholders - February 18, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUNDS

The undersigned hereby appoints Beverly A. Byrne and Ryan L. Logsdon, or any of them, to be the attorneys and proxies of the undersigned at the Special Meeting of Shareholders of Great-West Funds, Inc. ("Great-West Funds") to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, at 10:30 am, Mountain Time, on February 18, 2015, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on November 22, 2014, upon the proposal on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

This Proxy will be voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR approval of an administrative services agreement between Great-West Funds and Great-West Life & Annuity Insurance Company.

This Proxy may be revoked by the Shareholder (Contract Owner) at any time prior to the Special Meeting of Shareholders.

{THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}

APPENDIX A
ADMINISTRATIVE SERVICES AGREEMENT

THIS AGREEMENT is made and entered into this 1st day of May 2015 by and between Great-West Life & Annuity Insurance Company (“GWL&A”), a Colorado corporation, and Great-West Funds, Inc., (“Great-West Funds”), a Maryland corporation, both having their principal office and place of business at 8515 East Orchard Road, Greenwood Village, Colorado, 80111.

WHEREAS, Great-West Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), having separate series of Great-West Funds (the “Fund(s)”); and

WHEREAS, Great-West Capital Management, LLC, the investment adviser and manager to Great-West Funds, previously entered into an administrative services agreement with GWL&A pursuant to which GWL&A provided the Services (as defined below) to Account Holders (as defined below); and

WHEREAS, Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, individual retirement account custodians or trustees, plan sponsors of qualified retirement plans, college savings programs, and other account holders (“Account Holders”); and

WHEREAS, GWL&A shall provide recordkeeping and other administrative services to such Account Holders, which require, among other things, administrative and recordkeeping services, client services and communications (the “Services”); and

WHEREAS, Great-West Funds desires to engage GWL&A directly to provide the Services with respect to Account Holders which have allocated assets to the Funds; and

WHEREAS, GWL&A desires to provide the Services specified herein with respect to Account Holders which have allocated assets to the Funds; and

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:

Article 1. Terms of Appointment

Section 1.1.    Subject to the terms and conditions set forth in this Agreement, and any Exhibits attached hereto, GWL&A agrees to perform the Services contemplated by this Agreement solely with respect to Account Holders which have allocated assets to the Funds.

Section 1.2.    The parties hereto agree that the Services are shareholder administrative/recordkeeping services but are not investment advisory services.

Section 1.3.    GWL&A agrees that it shall maintain and preserve all records required by this Agreement to be maintained and preserved in connection with providing the Services, and shall otherwise comply with all laws, rules and regulations applicable to the Services. Upon written request of Great-West Funds, GWL&A agrees to provide copies of: all historical records relating to Account Holder transactions, any data relating to written communications regarding the Funds to or from the Account Holders, and any other materials, as may reasonably be requested to enable Great-West Funds and its representatives and agents to monitor and review the Services, or to comply with any request of the Board of Directors (the “Board”) of Great-West Funds or of a governmental body, self-regulatory organization or a shareholder. GWL&A agrees that it shall permit Great-West Funds and its representatives and agents, upon reasonable prior notice and during regular business hours, to have reasonable access to GWL&A’s personnel and records to monitor the performance of the Services.

Section 1.4.    The provisions of this Agreement shall in no way limit the authority of Great-West Funds to take such action as it may deem appropriate or advisable in connection with all matters relating to the operations of Great-West Funds and/or the sale of shares of the Funds.

Section 1.5.    The parties hereto agree that: the Services provided by GWL&A are not in the capacity of a sub-transfer agent for Great-West Funds as that term is defined pursuant to Rule 17A et. seq. of the Securities Exchange Act of 1934 (the “1934 Act”); Great-West Funds will not list GWL&A as a sub-transfer agent on any required filings made by its transfer agent or in any Fund prospectus; and GWL&A shall not be responsible for filing any reports with respect to information that pertains to the Funds.

Section 1.6.    In no event shall GWL&A be required or authorized to countersign any securities, monitor the issuance of securities with a view to preventing unauthorized issuance, register the transfer of any securities, exchange or convert any securities or transfer record ownership of such securities by book entry or otherwise, except as stated herein.

Article 2. Fees and Expenses

Section 2.1.    For performance of the Services by GWL&A, or its affiliates, on behalf of the Account Holders, Great-West Funds agrees to pay GWL&A an annual asset-based fee for the Services provided herein, as set forth in the fee schedule attached hereto as Exhibit A. Such fee will not be payable from any distribution fees incurred pursuant to Rule 12b-1 under the 1940 Act by Great-West Funds.

Section 2.2.     The administrative services fee described above shall remain payable and due so long as there remain any assets invested in the Funds, regardless of any termination of the Agreement, in any manner by the Account Holders as contemplated by the Agreement.

Section 2.3.    Such fees shall be due and payable automatically within 30 (thirty) days after the last day of the month to which such payment relates. In the event such fee is not paid by such time, interest, in addition to the amount due, at the rate of six (6)% annually (or ½ of one (1) percent per month outstanding pro rated for any applicable period if less than one year) shall be payable and owed until payment is made.

Section 2.4.    GWL&A will calculate the asset balance for each day on which the fees are to be paid pursuant to this Agreement with respect to each applicable Fund. Great-West Funds shall have the right to reasonably audit the preparation of such calculation.

Article 3. Representations and Warranties of GWL&A

Section 3.1.    GWL&A represents and warrants to Great-West Funds that:

(a)	GWL&A is a company duly organized and existing and in good standing under the laws of the state of Colorado.

(b)
GWL&A is authorized to enter into and perform this Agreement, and the performance of its obligations hereunder will not violate or conflict with any governing documents or agreements of GWL&A or any applicable law, rule, or regulation.

(c)	GWL&A has and will continue to have access to the necessary facilities, equipment, and personnel to perform the Services in accordance with the best industry practices.

(d)	GWL&A shall promptly notify Great-West Funds in the event that it is, for any reason, unable to perform any of its obligations under this Agreement.

Article 4. Representations and Warranties of Great-West Funds

Section 4.1.    Great-West Funds represents and warrants to GWL&A that:

(a)	Great-West Funds is a corporation duly organized and existing and in good standing under the laws of the State of Maryland.

(b)
Great-West Funds, on its own behalf and that of the Funds, is duly authorized by all necessary action, approval or authorization to enter into this Agreement, and the performance of its obligations hereunder will not violate or conflict with any governing documents or agreements of Great-West Funds or any applicable law, rule, or regulation.

(c)	Great-West Funds shall promptly notify GWL&A in the event that it is, for any reason, unable to perform any of its obligations under this Agreement.

Article 5. Recordkeeping/Administrative Duties of GWL&A

Section 5.1 Shareholder Information.

(a)	Plan Records. GWL&A shall maintain a record of the number of Fund shares held by each Account Holder.

(b)
Participant Records. GWL&A will perform the required sub-accounting necessary to record plan participant interests in a retirement plan (a “Plan”), which shall include the name, address, and taxpayer identification number of each such Plan participant and any other records required by a Plan.

Section 5.2 Shareholder Services.

(a)	GWL&A shall investigate all inquiries from authorized Plan representatives or other Account Holders relating to shares held by a Plan, participant, or other Account Holders.

Section 5.3 Record Keeping.

(a)
Recordation of the Issuance of Shares. GWL&A shall record the ownership interest of Account Holders with respect to shares of the Funds and maintain a record of the total number of shares which are so issued to the Account Holders, based upon data provided to GWL&A by Great-West Funds or its designee.

(b)
Maintenance of Records. GWL&A will notify Great-West Funds, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. Great-West Funds, or its designee, and GWL&A will cooperate to resolve any such discrepancies. In all cases, Great-West Funds’, or its designee’s records will be determinative of the official records of the Funds.

Section 5.4 Designation of Affiliates.

Notwithstanding anything stated herein to the contrary, GWL&A may designate one or more of its affiliates for any performance required under this Article 5.

Article 6. Indemnification

Section 6.1.    GWL&A agrees to indemnify and hold harmless Great-West Funds and its affiliates and their directors, officers, employees, agents and each person, if any, who controls Great-West Funds within the meaning of the Securities Act of 1933, as amended, against any losses, claims, damages or liabilities to which any such indemnitee may become subject insofar as those losses, claims, damages or liabilities (or actions in respect thereof) arise out of any actions or failure or omission to act by GWL&A or its affiliates (the “Indemnitors”) under this Agreement, or occur in connection with or are based upon the provision of the Services by the Indemnitors. GWL&A will reimburse the indemnitees for any legal or other expenses incurred by them in connection with investigating or defending such claim or action; provided, however, that GWL&A will not be liable for indemnification hereunder to the extent that any such loss, claim, damage or liability results from the gross negligence or willful misconduct of Great-West Funds, or its directors, officers, employees, agents, or successors or assigns, as permitted hereunder.

Section 6.2.    Promptly after receipt by an indemnitee under this Article 6 of notice of the commencement of a claim or action that may be covered hereunder (“Claim”), the indemnitee shall notify the Indemnitor of the commencement thereof; provided, however, that the failure to provide such prompt notice to the Indemnitor shall not relieve the Indemnitor of any liability it may have to an indemnitee unless such failure has prejudiced the defense of such claim. As a condition to indemnification hereunder, the indemnitee shall provide the Indemnitor with complete details, documents and pleadings concerning any Claim. The Indemnitor will be entitled to participate in any Claim and may assume the defense thereof with counsel reasonably satisfactory to the indemnitee. However, if the indemnitee reasonably determines that defenses may be available to it which are not available to the Indemnitor, and which may be inconsistent with the interests of the Indemnitor, then the indemnitee shall have the right to assume its own defense, with counsel reasonably satisfactory to the Indemnitor. Should this situation arise, the indemnitee will promptly notify the Indemnitor in writing of its decision and the reasons therefore. The Indemnitor shall remain responsible for the cost of reasonable legal or other expenses incurred as they pertain to the additional or inconsistent defenses of indemnitee. After notice from the Indemnitor to the indemnitee of the Indemnitor’s election to assume the defense of any Claim, the Indemnitor will not be liable to any indemnitee under this Article 6 for any legal or other expenses subsequently incurred by the indemnitee in connection with the defense of such Claim, except as stated herein. No party shall unilaterally agree to a compromise or settlement of any such claim without the written consent of the other party. Such consent shall not be unreasonably withheld.

Article 7. Insurance

Section 7.1.    No provision of this Agreement shall be construed to relieve an insurer of any obligation to pay claims to Great-West Funds, GWL&A, or any other insured party which would otherwise be covered by a claim in the absence of any provision of this Agreement.

Article 8. Assignment

Section 8.1.    Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other party.

Section 8.2.    This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and permitted assigns.

Article 9. Term and Termination of Agreement

Section 9.1.    This Agreement shall become effective on the date first set forth above and shall remain in full force and effect until one year after the date written above. Thereafter, if not terminated, this Agreement shall continue automatically for successive terms of one year, subject to annual renewal as provided in this Section 9.1 and unless terminated as set forth in Section 9.2 hereof. The Agreement shall be approved annually with respect to a Fund (1) by a vote of a majority of the Board, including a majority of the Board who are not “interested persons” of Great-West Funds or (2) by a vote of a “majority of the outstanding voting securities” of the Fund.

Section 9.2.    This Agreement may be terminated at any time with respect to a Fund or Great-West Funds as a whole by any party upon 60 days written notice to the other, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund.

Section 9.3.    The Articles on Indemnification and Confidentiality shall continue in full force and effect after termination of this Agreement.

Article 10. Confidentiality

Section 10.1.    The parties agree to keep confidential, and to treat as proprietary, all information obtained regarding the other party, its products, clients, employees, operations, and any other information obtained during this relationship (“Confidential Information”). Each party agrees not to use any such Confidential Information except as may be required herein. The parties hereto specifically understand that they must maintain this Confidential Information in such a manner that no third party can access it or that it will not be disclosed to a third party without prior consent of the respective party.

Section 10.2.    Confidential Information does not include the information which (i) was publicly known and/or was in the possession of the party receiving Confidential Information (the “Receiving Party”) from other sources prior to its receipt from the party disclosing Confidential Information (the “Disclosing Party”), or (ii) is or becomes publicly available other than as a result of a disclosure by the Receiving Party or its representatives, or (iii) is or becomes available to the Receiving Party on a non-confidential basis from a source (other than the Disclosing Party) which, to the best of the Receiving Party’s knowledge, and after due inquiry, is not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation to the Disclosing Party.

Section 10.3.    The parties hereto acknowledge that any nonpublic personal information (as defined by applicable law or regulation promulgated under Title V of the Gramm-Leach-Bliley Act of 1999 (the “Act”)) of Account Holders, including customers (both as defined by the Act or other applicable law or regulation including, but not limited to, Regulation S-P, 17 CFR §§ 248.1-248.30), will be disclosed or utilized solely to carry out the terms of the Agreement, including pursuant to an exception contained in any applicable law or regulation promulgated under the Act in the ordinary course of business to carry out the terms of the Agreement. Further, GWL&A agrees to maintain and enforce procedures for the safeguarding and protection of such nonpublic personal information using the same standard of care as is used with its own confidential and proprietary information, but in no event less than a commercially reasonable standard of care.

Article 11. Entire Agreement

Section 11.1.    This Agreement and any Exhibits attached hereto set forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersede all differing terms of prior agreements, arrangements and understandings, written or oral, among the parties.

Article 12. Amendments; Waivers

Section 12.1.    Subject to the rest of this section 12.1, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived only by a written instrument executed by all of the parties hereto, or in the case of a waiver, by the party waiving compliance. This Agreement may not be amended to increase the amount to be paid to GWL&A by a Fund for the Services without the vote of a “majority of the outstanding voting securities” of that Fund. All material amendments to this Agreement must in any event be approved by a vote of a majority of the Board, including a majority of the Board who are not “interested persons” of Great-West Funds.

Section 12.2.    The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

Article 13. Notices

Section 13.1.    All notices required or permitted under this Agreement shall be in writing and shall be sent by personal delivery or registered or certified mail, postage prepaid, or by facsimile if confirmed in writing within three business days as follows:

(a)    If to Great-West Funds:

Great-West Funds, Inc.
8515 East Orchard Road, 10T2
Greenwood Village, Colorado 80111
ATTENTION: Charles P. Nelson, President & Chief Executive Officer
cc: Beverly A. Byrne, SVP, Legal & Chief Compliance Officer

(b)    If to GWL&A:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road, 10T2
Greenwood Village, Colorado 80111
ATTENTION: Charles P. Nelson, Executive Vice President
cc: Beverly A. Byrne, SVP, Legal & Chief Compliance Officer

Section 13.2.    Such addresses may be changed from time to time by any party by providing written notice in the manner set forth above. All notices shall be effective upon delivery as set forth in Section 13.1 above.

Article 14. Governing Law

Section 14.1.    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Colorado, without giving effect to conflicts of law principles thereof which might refer such interpretations to the laws of a different state or jurisdiction.

Article 15. Legal Relationship of Parties

Section 15.1.    Great-West Funds is a subsidiary of GWL&A, which is an indirect, wholly owned subsidiary of Great-West Lifeco Inc., a holding company.

Article 16. Captions; Definitions

Section 16.1.    The paragraph headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

Section 16.2. As used in this Agreement, the terms “majority of the outstanding voting securities” and “interested person” shall have the same meanings as such terms have in the 1940 Act.

Article 17. Severability

Section 17.1.    If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

Article 18. Counterparts

Section 18.1.    This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

Article 19. Force Majeure

Section 19.1.    None of the parties hereto shall be liable to the other for any and all losses, damages, costs, charges, counsel fees, payments, expenses or liability due to any failure, delay or interruption in performing its obligations hereunder due to causes or conditions beyond its reasonable control including, without limitation, labor disputes, strikes (whether legal or illegal), lock outs (whether legal or illegal), civil commotion, riots, war and war-like operations including acts of terrorism, invasion, rebellion, hostilities, military power, sabotage, governmental regulations or controls, failure of power, fire or other casualty, accidents, national or local emergencies, boycotts, picketing, slow-downs, work stoppages, inability to obtain materials or services, natural disasters, acts of God, or disruptions in orderly trading on any relevant exchange or market.

Article 20. Over/Under Payments

Section 20.1. If an adjustment is necessary to correct an error which has caused Account Holders to receive less than the amount to which they are entitled, the number of shares of the applicable account of such Account Holder will be adjusted and the amount of any underpayments shall be credited by Great-West Funds to GWL&A for crediting of such amounts to the applicable Account Holder accounts. Upon notification by Great-West Funds of any overpayment due to an error, GWL&A shall promptly remit to Great-West Funds an overpayment that has not been paid to Account Holders; however, Great-West Funds acknowledges that GWL&A does not intend to seek, and is under no obligation to remit to Great-West Funds, overpayments forwarded to any Account Holder. In no event shall GWL&A be liable to Account Holders for any such adjustments or underpayment amounts unless GWL&A is at fault for such error. In no event shall such over or under payments be offset against the fees payable as set forth in Article 2 of this Agreement.

(the remainder of this page intentionally left blank; signature page to follow)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the previously specified date.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:
Name:
Title:

GREAT-WEST FUNDS, INC.

By:
Name:
Title:

EXHIBIT A
FEES

Recordkeeping and Administrative Services Fees: Great-West Funds shall pay GWL&A a fee equal to 0.35% of the average daily net asset value of G, G1, Initial, L, T, and T1 class shares of each of the Funds listed below for which GWL&A provides services.

All fees shall be paid monthly in arrears. Each monthly fee shall be determined based on the average daily net asset value of the assets in the account during each month and each monthly fee will be independent of every other monthly fee.

Core Funds	Profile Funds (Continued)
Great-West American Century Growth Fund	Great-West Moderately Aggressive Profile I Fund
Great-West Ariel Mid Cap Value Fund	Great-West Moderately Aggressive Profile II Fund
Great-West Bond Index Fund	Great-West Moderately Conservative Profile I Fund
Great-West Federated Bond Fund	Great-West Moderately Conservative Profile II Fund
Great-West Goldman Sachs Mid Cap Value Fund	Lifetime Funds
Great-West International Index Fund	Great-West Lifetime 2015 Fund I
Great-West Invesco Small Cap Value Fund	Great-West Lifetime 2015 Fund II
Great-West Loomis Sayles Bond Fund	Great-West Lifetime 2015 Fund III
Great-West Loomis Sayles Small Cap Value Fund	Great-West Lifetime 2025 Fund I
Great-West MFS International Growth Fund	Great-West Lifetime 2025 Fund II
Great-West MFS International Value Fund	Great-West Lifetime 2025 Fund III
Great-West Money Market Fund	Great-West Lifetime 2035 Fund I
Great-West Multi-Manager Large Cap Growth Fund	Great-West Lifetime 2035 Fund II
Great-West Putnam Equity Income Fund	Great-West Lifetime 2035 Fund III
Great-West Putnam High Yield Bond Fund	Great-West Lifetime 2045 Fund I
Great-West Real Estate Index Fund	Great-West Lifetime 2045 Fund II
Great-West S&P 500® Index Fund	Great-West Lifetime 2045 Fund III
Great-West S&P Mid Cap 400® Index Fund	Great-West Lifetime 2055 Fund I
Great-West S&P Small Cap 600® Index Fund	Great-West Lifetime 2055 Fund II
Great-West Short Duration Bond Fund	Great-West Lifetime 2055 Fund III
Great-West Small Cap Growth Fund	SecureFoundation Funds
Great-West Stock Index Fund	Great-West SecureFoundation® Balanced Fund
Great-West T. Rowe Price Equity Income Fund	Great-West SecureFoundation® Lifetime 2015 Fund
Great-West T. Rowe Price Mid Cap Growth Fund	Great-West SecureFoundation® Lifetime 2020 Fund
Great-West Templeton Global Bond Fund	Great-West SecureFoundation® Lifetime 2025 Fund
Great-West U.S. Government Mortgage Securities Fund	Great-West SecureFoundation® Lifetime 2030 Fund
Profile Funds	Great-West SecureFoundation® Lifetime 2035 Fund
Great-West Aggressive Profile I Fund	Great-West SecureFoundation® Lifetime 2040 Fund
Great-West Aggressive Profile II Fund	Great-West SecureFoundation® Lifetime 2045 Fund
Great-West Conservative Profile I Fund	Great-West SecureFoundation® Lifetime 2050 Fund
Great-West Conservative Profile II Fund	Great-West SecureFoundation® Lifetime 2055 Fund
Great-West Moderate Profile I Fund
Great-West Moderate Profile II Fund

APPENDIX B
BENEFICIAL OWNERS
(HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES
OF A FUND AS OF NOVEMBER 22, 2014)

Fund:	Entity or Individual:	Address:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
Great-West Aggressive Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8,225,096.21	7,584,488.78	92.21%
Great-West Aggressive Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	78,431,386.56	45,777,358.58	58.37%
Great-West Aggressive Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	2,144,892.29	2,100,255.35	97.92%
Great-West Conservative Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5,129,665.56	4,570,957.00	89.11%
Great-West Conservative Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	37,236,415.02	18,238,012.18	48.98%
Great-West Conservative Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	8,274,744.95	8,214,888.13	99.28%
Great-West Lifetime 2015 Fund I Class T:	Rex Encore, LLC	220 West Lockwood Avenue, Webster Groves, MO 63119	2,454,925.69	317,707.94	12.94%
	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT 06901	2,454,925.69	197,210.44	8.03%
	FIRST STATE BANK OF FERTILE	114 Mill Street North, PO BOX 98, FERTILE, MN 56540	2,454,925.69	151,710.73	6.18%
	Western Water Consultants, Inc.	611 Skyline Road, Laramie, WY 82070	2,454,925.69	133,466.58	5.44%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	2,454,925.69	132,135.88	5.38%
Great-West Lifetime 2015 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	13,303,505.99	4,907,876.58	36.89%
	West Texas Gas, Inc. and Affiliated Companies	211 N Colorado, Midland, TX 79701	13,303,505.99	985,051.25	7.40%
Great-West Lifetime 2015 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	13,187,504.97	3,769,761.67	28.59%
	The Christian and Missionary Alliance	8595 Explorer Drive, Colorado Springs, CO 80920	13,187,504.97	1,090,215.71	8.27%
Great-West Lifetime 2015 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	56,352,703.00	21,790,939.14	38.67%
Great-West Lifetime 2015 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	4,450,204.04	4,304,902.81	96.73%

Great-West Lifetime 2015 Fund III Class T:	Focus on the Family	8605 Explorer Drive, Colorado Springs, CO 80920	1,425,275.55	248,210.60	17.41%
	Klingner & Associates, P.C.	616 North 24th Street, Quincy, IL 62301	1,425,275.55	159,785.73	11.21%
	S&ME Inc.	3201 Spring Forest Road , Raleigh, NC 27616	1,425,275.55	114,192.73	8.01%
	Hubbell, Roth, & Clark, Inc.	555 Hulet Drive , Bloomfield Hills, MI 48303-0824	1,425,275.55	96,937.00	6.80%
Great-West Lifetime 2015 Fund III Class T1:	Ashburn & Mason, P.C.	1227 West 9th Avenue Suite 200, Anchorage, AK 99501	2,555,298.15	607,166.91	23.76%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	2,555,298.15	331,748.50	12.98%
	Jermain, Dunnagan & Owens, P.C.	3000 A St, Ste 300, Anchorage, AK 99503	2,555,298.15	256,742.74	10.05%
	Pediatric Care of Lansing, P.C.	307 West Lake Lansing Rd, East Lansing, MI 48823	2,555,298.15	130,033.74	5.09%
Great-West Lifetime 2025 Fund I Class T:	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT 06901	3,151,042.95	692,283.39	21.97%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	3,151,042.95	246,949.69	7.84%
	Rex Encore, LLC	220 West Lockwood Avenue, Webster Groves, MO 63119	3,151,042.95	226,597.08	7.19%
	City of Dunedin, The	750 Milwaukee Avenue, Dunedin, FL 34698	3,151,042.95	216,796.85	6.88%
	Emerald Performance Materials, LLC	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221	3,151,042.95	199,806.14	6.34%
Great-West Lifetime 2025 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	18,079,378.23	6,369,962.29	35.23%
Great-West Lifetime 2025 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	16,839,008.07	4,259,325.08	25.29%
	The Christian and Missionary Alliance	8595 Explorer Drive, Colorado Springs, CO 80920	16,839,008.07	1,112,167.80	6.60%
	Cooper Hatchery, Inc.	22348 Road 140, Oakwood, OH 45873	16,839,008.07	937,609.55	5.57%
Great-West Lifetime 2025 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	85,929,537.64	33,985,602.43	39.55%
Great-West Lifetime 2025 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	4,623,860.62	4,354,293.44	94.17%
	Biomedical Research Foundation of Northwest Louisiana	1505 Kings Hwy, Shreveport, LA 71103	4,623,860.62	240,663.56	5.20%
Great-West Lifetime 2025 Fund III Class T:	Focus on the Family	8605 Explorer Drive, Colorado Springs, CO 80920	3,798,319.59	545,607.46	14.36%
	S&ME Inc.	3201 Spring Forest Road, Raleigh, NC 27616	3,798,319.59	205,880.34	5.42%

Great-West Lifetime 2025 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	2,805,201.27	523,664.32	18.67%
	Alabama Orthopaedic Clinic PC	3610 Springhill Memorial Dr North, Mobile, AL 36608	2,805,201.27	235,765.60	8.40%
	Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc.	900 N Liberty St., Ste. 400, Boise, ID 83704	2,805,201.27	164,728.08	5.87%
Great-West Lifetime 2035 Fund I Class T:	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT 06901	1,723,998.75	330,043.66	19.14%
	Emerald Performance Materials, LLC	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221	1,723,998.75	199,069.07	11.55%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,723,998.75	107,992.73	6.26%
Great-West Lifetime 2035 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	13,616,452.97	4,738,858.45	34.80%
Great-West Lifetime 2035 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11,663,541.62	3,095,800.62	26.54%
	Cooper Hatchery, Inc.	22348 Road 140, Oakwood, OH 45873	11,663,541.62	772,610.06	6.62%
Great-West Lifetime 2035 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	62,009,065.62	24,435,261.13	39.41%
Great-West Lifetime 2035 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	3,853,413.83	3,648,609.98	94.69%
Great-West Lifetime 2035 Fund III Class T:	HOLZMACHER, McLENDON & MURRELL, P.C.	575 Broad Hollow Road , Melville, NY 11747	3,494,423.69	361,748.36	10.35%
	Focus on the Family	8605 Explorer Drive, Colorado Springs, CO 80920	3,494,423.69	316,460.68	9.06%
	Mead & Hunt, Inc.	6501 Watts Rd., Suite 101, Madison, WI 53719	3,494,423.69	175,118.49	5.01%
Great-West Lifetime 2035 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	2,264,643.73	524,266.75	23.15%
	Jermain, Dunnagan & Owens, P.C.	3000 A St, Ste. 300, Anchorage, AK 99503	2,264,643.73	149,101.49	6.58%
Great-West Lifetime 2045 Fund I Class T:	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT 06901	1,142,633.01	152,995.67	13.39%
	BEMIDJI DENTAL CLINIC 401(K) PLAN	2600 BEMIDJI AVE, BEMIDJI, MN 56601	1,142,633.01	143,145.32	12.53%
	Rex Encore, LLC	220 West Lockwood Avenue, Webster Groves, MO 63119	1,142,633.01	98,675.76	8.64%
	Emerald Performance Materials, LLC	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221	1,142,633.01	91,105.01	7.97%
Great-West Lifetime 2045 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6,613,624.06	2,318,527.08	35.06%

Great-West Lifetime 2045 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6,273,333.66	1,261,929.44	20.12%
	Cooper Hatchery, Inc.	22348 Road 140, Oakwood, OH 45873	6,273,333.66	329,007.91	5.24%
Great-West Lifetime 2045 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	31,000,320.54	12,277,064.37	39.60%
Great-West Lifetime 2045 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	1,581,111.85	1,436,190.78	90.83%
	Biomedical Research Foundation of Northwest Louisiana	1505 Kings Hwy, Shreveport, LA 71103	1,581,111.85	108,502.00	6.86%
Great-West Lifetime 2045 Fund III Class T:	Mead & Hunt, Inc.	6501 Watts Rd., Suite 101, Madison, WI 53719	2,192,226.57	168,084.33	7.67%
	HOLZMACHER, McLENDON & MURRELL, P.C.	575 Broad Hollow Road, Melville, NY 11747	2,192,226.57	124,426.68	5.68%
Great-West Lifetime 2045 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,207,520.18	225,175.61	18.65%
	Alabama Orthopaedic Clinic PC	3610 Springhill Memorial Dr. North, Mobile, AL 36608	1,207,520.18	101,970.38	8.44%
Great-West Lifetime 2055 Fund I Class T:	City of Dunedin, The	750 Milwaukee Avenue, Dunedin, FL 34698	351,346.21	80,847.88	23.01%
	FRANDSEN CORPORATION	4388 West Round Lake Road, Arden Hills, MN 55112	351,346.21	33,701.83	9.59%
	MILLER INSULATION CO., INC. 401(K) PLAN	3520 E CENTURY AVE, BISMARCK, ND 58503	351,346.21	18,657.52	5.31%
Great-West Lifetime 2055 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	2,118,892.47	812,447.99	38.34%
	BCBGMAXAZRIAGROUP, Inc.	2761 Fruitland Avenue, Vernon, CA 90058	2,118,892.47	173,250.03	8.18%
Great-West Lifetime 2055 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,660,133.32	311,499.51	18.76%
	Trans States Holdings, Inc.	11495 Navaid Rd, Suite 340, Bridgeton, MO 63044	1,660,133.32	96,980.07	5.84%
	Kemin Industries, Inc.	2100 Maury Street, Des Moines, IA 50317	1,660,133.32	96,723.80	5.83%
	City of Hastings, Nebraska	220 North Hastings Avenue, Hastings, NE 68901	1,660,133.32	95,626.82	5.76%
	Cooper Hatchery, Inc.	22348 Road 140, Oakwood, OH 45873	1,660,133.32	91,650.27	5.52%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,660,133.32	87,860.70	5.29%
Great-West Lifetime 2055 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8,567,062.83	3,557,069.63	41.52%
Great-West Lifetime 2055 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	287,172.68	245,271.41	85.41%

	Biomedical Research Foundation of Northwest Louisiana	1505 Kings Hwy, Shreveport, LA 71103	287,172.68	33,552.32	11.68%
Great-West Lifetime 2055 Fund III Class T:	S&ME Inc.	3201 Spring Forest Road, Raleigh, NC 27616	291,061.00	30,936.20	10.63%
	HOLZMACHER, McLENDON & MURRELL, P.C.	575 Broad Hollow Road, Melville, NY 11747	291,061.00	26,576.68	9.13%
	Wood Rodgers Inc.	3301 C Street, Building 100B, Sacramento, CA 95816-3300	291,061.00	19,992.24	6.87%
Great-West Lifetime 2055 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	304,395.82	60,013.63	19.72%
	Childrens Dental Health Center Inc.	9006 E 62nd South Suite A, Tulsa, OK 74133	304,395.82	42,653.91	14.01%
	ESCO Services, Inc.	7200 19 Mile Road, Sterling Heights, MI 48314	304,395.82	22,554.71	7.41%
	Cornerstone Bank	2280 45th St South, Fargo, ND 58104	304,395.82	16,653.41	5.47%
Great-West Moderate Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	20,496,801.42	19,361,606.91	94.46%
Great-West Moderate Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	131,246,658.66	71,932,024.64	54.81%
Great-West Moderate Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	7,435,876.74	7,396,202.68	99.47%
Great-West Moderately Aggressive Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	16,086,700.36	15,347,381.10	95.40%
Great-West Moderately Aggressive Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	37,624,103.75	10,409,473.37	27.67%
Great-West Moderately Aggressive Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	2,389,822.01	2,336,181.09	97.76%
Great-West Moderately Conservative Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8,881,171.58	7,938,074.64	89.38%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	8,881,171.58	502,442.67	5.66%
Great-West Moderately Conservative Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	12,709,770.07	3,504,108.57	27.57%
Great-West Moderately Conservative Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	2,141,753.93	2,119,471.12	98.96%
Great-West SecureFoundation® Balanced Fund Class G:	GWLA Schwab OneSource Choice Variable Annuity	8515 E. Orchard Road, Greenwood Village, CO 80111	4,881,897.87	1,312,571.08	26.89%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	4,881,897.87	1,087,746.43	22.28%
	The State of Alabama Personnel Board	300 Folsom Administrative Building, 64 N. Union Street, Montgomery, AL 36130	4,881,897.87	740,236.97	15.16%

	Regional Transportation District	1600 Blake Street, Denver, CO 80202	4,881,897.87	255,695.00	5.24%
Great-West SecureFoundation® Balanced Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	4,477,500.03	1,101,291.39	24.60%
	CBT Company	737 West Sixth Street, Cincinnati, OH 45203	4,477,500.03	378,986.76	8.46%
	Vita Insurance Associates, Inc.	900 N. Shoreline Blvd., Mountain View, CA 94043-4680	4,477,500.03	230,076.88	5.14%
Great-West SecureFoundation® Balanced Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	1,605,355.25	1,515,012.94	94.37%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	1,605,355.25	87,242.17	5.43%
Great-West SecureFoundation® Lifetime 2015 Fund Class G:	Government of Guam Retirement Fund Board of Trustees	424 Route 8, Maite, GU 96927	2,242,552.23	1,367,475.70	60.98%
	The State of Alabama Personnel Board	300 Folsom Administrative Building, 64 N. Union Street, Montgomery, AL 36130	2,242,552.23	387,515.40	17.28%
Great-West SecureFoundation® Lifetime 2015 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	3,694,560.95	1,092,816.59	29.58%
	Mini Pharmacy Enterprises, Inc.	1916 Malcolm Ave, Los Angeles, CA 90025	3,694,560.95	287,693.51	7.79%
	Community Education Center, Inc.	35 Fairfield Place, West Caldwell, NJ, 07006-6206	3,694,560.95	262,045.22	7.09%
Great-West SecureFoundation® Lifetime 2015 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	467,855.77	467,855.78	100.00%
Great-West SecureFoundation® Lifetime 2020 Fund Class G:	Government of Guam Retirement Fund Board of Trustees	424 Route 8, Maite, GU 96927	1,466,992.54	1,001,512.80	68.27%
	WHIP MIX CORPORATION	361 FARMINGTON AVENUE, P.O. BOX 17183, LOUISVILLE, KY 40217	1,466,992.54	112,928.20	7.70%
	The State of Alabama Personnel Board	300 Folsom Administrative Building, 64 N. Union Street, Montgomery, AL 36130	1,466,992.54	90,257.87	6.15%
Great-West SecureFoundation® Lifetime 2020 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	694,290.37	254,892.94	36.71%
	Nova Molecular Technologies, Inc	1 Parker Place, Suite 725, Janesville, WI 53545	694,290.37	59,856.40	8.62%
	Hankins & Anderson, Inc. d/b/a H&A Architects and Engineers	4880 Sadler Road, Suite 300, Glen Allen, VA 23060	694,290.37	50,207.39	7.23%
Great-West SecureFoundation® Lifetime 2020 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	55,367.20	54,011.56	97.55%

Great-West SecureFoundation® Lifetime 2025 Fund Class G:	Government of Guam Retirement Fund Board of Trustees	424 Route 8, Maite, GU 96927	2,058,647.55	1,578,614.03	76.68%
Great-West SecureFoundation® Lifetime 2025 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	3,688,467.70	1,294,345.36	35.09%
Great-West SecureFoundation® Lifetime 2025 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	39,224.19	37,724.38	96.18%
Great-West SecureFoundation® Lifetime 2030 Fund Class G:	Government of Guam Retirement Fund Board of Trustees	424 Route 8, Maite, GU 96927	1,954,762.52	1,679,305.07	85.91%
	Palomar Technologies, Inc.	2728 Loker Ave W, Carlsbad, CA 92010	1,954,762.52	111,087.14	5.68%
Great-West SecureFoundation® Lifetime 2030 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	605,631.80	241,668.79	39.90%
	MSSC, Inc.	1957 Crooks Road, Suite A, Troy, MI 48084	605,631.80	55,448.23	9.16%
	Epoch Software Systems, Inc.	913 Gulf Breeze Parkway Suite 21A, Gulf Breeze, FL 32561-4732	605,631.80	50,126.26	8.28%
	Hankins & Anderson, Inc. d/b/a H&A Architects and Engineers	4880 Sadler Road Suite 300, Glen Allen, VA 23060	605,631.80	46,238.17	7.63%
	Delaney Development, Inc.	225 Springhill Memorial Place , Mobile, AL 36608	605,631.80	34,503.72	5.70%
Great-West SecureFoundation® Lifetime 2030 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	11,614.96	6,590.27	56.74%
	Great-West Lifetime Advantage ROTH IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	11,614.96	3,668.43	31.58%
Great-West SecureFoundation® Lifetime 2035 Fund Class G:	Government of Guam Retirement Fund Board of Trustees	424 Route 8, Maite, GU 96927	2,443,281.34	2,227,077.73	91.15%
Great-West SecureFoundation® Lifetime 2035 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	2,417,383.89	864,396.57	35.76%
	OBGYN Specialists of the Palm Beaches, Inc	2979 PGA Boulevard Suite 100, Palm Beach Gardens, FL 33410	2,417,383.89	229,363.81	9.49%
	Community Education Center, Inc.	35 Fairfield Place, West Caldwell, NJ 07006-6206	2,417,383.89	144,786.76	5.99%
	Costa Farms, LLC	22290 SW 162 Avenue, Goulds, FL 33170-3906	2,417,383.89	132,841.03	5.50%
Great-West SecureFoundation® Lifetime 2035 Fund Class L:	Great-West Lifetime Advantage ROTH IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	1,910.80	421.33	22.05%
Great-West SecureFoundation® Lifetime 2040 Fund Class G:	Government of Guam Retirement Fund Board of Trustees	424 Route 8, Maite, GU 96927	1,081,344.02	1,015,029.48	93.87%

Great-West SecureFoundation® Lifetime 2040 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	439,480.36	156,519.70	35.61%
	West Michigan Surgical Specialists, P.L.C.	245 Cherry SE Suite 102, Grand Rapids, MI 49503	439,480.36	58,792.35	13.38%
	Jay E. Boatwright, III D.M.D., P.A.	914 Royce St, Pensacola, FL 32503	439,480.36	51,707.97	11.77%
	MSSC, Inc.	1957 Crooks Road, Suite A, Troy, MI 48084	439,480.36	23,303.39	5.30%
	Delaney Development, Inc.	225 Springhill Memorial Place , Mobile, AL 36608	439,480.36	22,243.42	5.06%
Great-West SecureFoundation® Lifetime 2040 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	1,376.65	1,376.65	100.00%
Great-West SecureFoundation® Lifetime 2045 Fund Class G:	Government of Guam Retirement Fund Board of Trustees	424 Route 8, Maite, GU 96927	754,384.50	627,571.84	83.19%
Great-West SecureFoundation® Lifetime 2045 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,150,276.00	428,725.01	37.27%
	Costa Farms, LLC	22290 SW 162 Avenue, Goulds, FL 33170-3906	1,150,276.00	72,082.46	6.27%
	OBGYN Specialists of the Palm Beaches, Inc	2979 PGA Boulevard Suite 100, Palm Beach Gardens, FL 33410	1,150,276.00	69,770.83	6.07%
	Community Education Center, Inc.	35 Fairfield Place, West Caldwell, NJ 07006-6206	1,150,276.00	61,838.89	5.38%
Great-West SecureFoundation® Lifetime 2045 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	1,541.87	1,541.87	100.00%
Great-West SecureFoundation® Lifetime 2050 Fund Class G:	Government of Guam Retirement Fund Board of Trustees	424 Route 8, Maite, GU 96927	506,435.42	477,153.73	94.22%
Great-West SecureFoundation® Lifetime 2050 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	124,961.34	43,303.31	34.65%
	Hankins & Anderson, Inc. d/b/a H&A Architects and Engineers	4880 Sadler Road, Suite 300, Glen Allen, VA 23060	124,961.34	26,473.47	21.19%
	Great Plains Bancshares Inc.	PB 473, 120 West Jones, Hollis, OK 73550	124,961.34	11,547.00	9.24%
Great-West SecureFoundation® Lifetime 2050 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	1,359.61	1,359.61	100.00%
Great-West SecureFoundation® Lifetime 2055 Fund Class G:	Government of Guam Retirement Fund Board of Trustees	424 Route 8, Maite, GU 96927	108,956.62	89,033.62	81.71%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	108,956.62	8,220.15	7.54%

Great-West SecureFoundation® Lifetime 2055 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	158,372.57	39,964.51	25.23%
	Francis-Schulze Co.	3880 Rangeline Road, Russia, OH 45363	158,372.57	37,432.33	23.64%
	Great Plains Bancshares Inc.	PB 473, 120 West Jones, Hollis, OK 73550	158,372.57	8,788.90	5.55%
Great-West SecureFoundation® Lifetime 2055 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	1,489.44	1,489.44	100.00%